UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

HyOrc Corporation

(Exact name of registrant as specified in its charter)

Wyoming	000-51048	91-1910791
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3050 Post Oak Boulevard, Suite 510-Q60, Houston, Texas 77056

(281) 532 9034

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of Each Exchange on which Registered
None	HYOR	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On April 7, 2026, HyOrc Corporation (the “Company”) entered into a Novation and Assignment Agreement with Start Lda and MO.RE.DA. Oils, Lda, a Portuguese industrial company.

Pursuant to the agreement, MO.RE.DA. Oils, Lda assumed all rights and obligations previously held by Start Lda under the Company’s existing Joint Venture Agreement and Shareholders’ Agreement relating to HyOrc Start Green Fuels, Lda, the Portuguese joint venture established to develop waste-to-methanol facilities.

As a result of the transaction, MO.RE.DA. Oils, Lda replaces Start Lda as the Company’s joint venture partner.

The ownership structure of HyOrc Start Green Fuels, Lda remains unchanged:

● HyOrc Corporation – 50%

● MO.RE.DA. Oils, Lda – 50%

Under the Novation and Assignment Agreement, MO.RE.DA. Oils agreed to assume all obligations previously undertaken by Start Lda, including responsibilities relating to the provision of land, infrastructure support, permitting coordination, and cooperation with regulatory authorities for the development of the project.

MO.RE.DA. Oils also committed to make available its industrial facility located in Guilhabreu, Vila do Conde, Portugal, for the installation and operation of the planned waste-to-methanol pilot plant.

The referenced facility already holds an industrial operating permit. The Company expects that the project may therefore proceed through a permit amendment process rather than a full greenfield permitting procedure, which could shorten the project development timeline.

The foregoing description of the Novation and Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement itself.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
9.1	Novation and Assignment Agreement dated April 7, 2026, among HyOrc Corporation, Start Lda, and MO.RE.DA. Oils, Lda.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ K. Reginald Fubara
K. Reginald Fubara
Chief Executive Officer
HyOrc Corporation
Date: April 10, 2026